POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 13, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares Fundamental Pure Mid Growth Portfolio

Important Notice Regarding Changes to the Investment Policy, Investment Objective,

Principal Investment Strategy, Name and Underlying Index

At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of the PowerShares Exchange-Traded Fund Trust approved changes, effective as of the close of markets on May 22, 2015 (the “Effective Date”), to the investment objective, principal investment strategy, name and underlying index for the PowerShares Fundamental Pure Mid Growth Portfolio (the “Fund”).

Therefore, on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Portfolio Name	New Portfolio Name
PowerShares Fundamental Pure Mid Growth Portfolio	PowerShares Russell Midcap Pure Growth Portfolio

2.) Underlying Index Change. Frank Russell Company will replace Research Affiliates, LLC as the index provider for the Fund, and a new underlying index for the Fund (a “New Underlying Index”) will replace the existing underlying index for the Fund, as set forth in the table below:

Portfolio	Current Underlying Index	New Underlying Index
PowerShares Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index	Russell Midcap Pure Growth Index

3.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of its New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the component securities that comprise its New Underlying Index.

Please Retain This Supplement for Future Reference.

P-PXMG-SUMPRO-1 SUP-2 031315